UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 16, 2004
                                                        (December 10, 2004)
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                                DST SYSTEMS, INC.
             (Exact Name of registrant as specified in its charter)

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                                    Delaware
                 (State or other jurisdiction of incorporation)

         1-14036                                         43-1581814
(Commission File Number)                       (IRS Employer Identification No.)

333 West 11th Street, Kansas City, Missouri                          64105
(Address of principal executive offices)                           (Zip Code)

                                 (816) 435-1000
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former name or former address, if changed since last report).

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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 Entry into a Material Definitive Agreement

     DST Systems, Inc. ("DST") has entered into the Second Amendment to Credit Agreement, dated as of December 10, 2004 (the "Amendment"), to its credit agreement dated as of November 24, 2003 (the "Credit Agreement"). The amendment is among DST, West Side Investments, Inc., a wholly owned subsidiary of DST, the lenders identified in the amendment and Bank of America, N.A. as Administrative Agent, L/C Issuer and Swing Line Lender ("Administrative Agent"). A copy of the amendment is filed as Exhibit 10.1 to this Form 8-K. No material relationship exists between DST and any of such lenders or Administrative Agent.

     The Amendment amends the Credit Agreement to: (i) exclude from certain financial covenant calculations the disposition by DST of its shares of capital stock of Equiserve, Inc. pursuant to the previously announced Stock Purchase Agreement dated as of October 20, 2004; (ii) increase DST's ability to make Restricted Payments (as defined in the Credit Agreement); (iii) modify the measurement date with respect to Restricted Payments to make such date consistent with other measurement dates in other financial covenants; and (iv) in connection with the increase in allowable Restricted Payments under (ii) above, modify the formula for calculating DST's minimum required Consolidated Net Worth (as defined in the Credit Agreement) to decrease such requirement in connection with shares of capital stock of DST repurchased by DST.

     The above description of the Amendment is qualified in its entirety be reference to the terms of the Amendment attached hereto as Exhibit 10.1.


ITEM 9.01 Financial Statements and Exhibits

(c). Exhibits.

Exhibit
Number                  Description
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10.1              Second Amendment to Credit Agreement, dated as of December 10,
                  2004

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 16th day of December, 2004.


                                      DST SYSTEMS, INC.


                                      By: /s/ Randall D. Young
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                                      Name:  Randall D. Young
                                      Title:  Vice President and General Counsel